UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 7, 2010

STANDARD MICROSYSTEMS CORPORATION
(Exact name of Company as specified in its charter)

DELAWARE	0-7422	11-2234952
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

80 Arkay Drive, Hauppauge, New York 11788
(Address of principal executive offices) (Zip Code)

(631) 435-6000
(Company's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 7, 2010, Standard Microsystems Corporation (the "Company") issued a press release announcing its financial results for its fourth quarter and full fiscal year ended February 28, 2010. A copy of the press release is furnished herewith and attached as Exhibit 99.1.

Management of the Company will host a teleconference on April 7, 2010 at 5:00 PM eastern time to discuss the Company's results. Details on accessing the teleconference are contained in the Company's press release dated April 5, 2010 announcing the teleconference, and below. A webcast of the call, along with presentation materials, will be accessible via the investor relations section of SMSC's website at www.smsc.com. The teleconference may also be accessed by dialing 1-877-440-5788 in the U.S. or 1-719-325-4791 from outside of the U.S. The teleconference confirmation code is 8508465. A replay of the call will also be available on a 24-hour basis from April 7, 2010 – April 14, 2010 and can be accessed by dialing 1-888-203-1112 in the US or 1-719-457-0820  from outside of the U.S. The teleconference confirmation code is 8508465. In addition, a webcast archive of the audio and slide presentation will be available on the investor relations portion of the Company's website at http://www.smsc.com.

Use of Non-GAAP Financial Information

Included within the press release are non-GAAP financial measures that supplement the Company's Condensed Consolidated Income Statements prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude certain charges as more fully described in the accompanying press release. The non-GAAP measures have been reconciled to and should be considered together with the Condensed Consolidated Income Statements. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information assists in evaluating operational trends, but should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

The information in this Item 2.02 and Item 9.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

( c ) Exhibits
99.1 - Press release dated April 7, 2010 reporting Standard Microsystems Corporation's financial results for its fourth quarter and full fiscal year ended February 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MICROSYSTEMS CORPORATION

April 7, 2010	By:	/s/ Kris Sennesael
Name: Kris Sennesael
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated April 7, 2010 reporting Standard Microsystems Corporation's financial results for its fourth quarter and full fiscal year ended February 28, 2010.